3



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                      ------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2000
                        (Date of earliest event reported)

                              Corning Incorporated
             (Exact name of Registrant as specified in its charter)

               New York                 1-3247               16-0393470
              (State of              (Commission           (IRS Employer
            Incorporation)             File No.)         Identification No.)

                 One Riverfront Plaza, Corning, New York  14831
                    (Address of principal executive offices)

                                 (607) 974-9000
                         (Registrant's telephone number)


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.        OTHER EVENTS

On April 28, 2000 Corning Incorporated filed with the Secretary of State of the State of New York a Certificate of Amendment dated April 27, 2000 of its Certificate of Incorporation.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit 3(i) - Certificate of Amendment dated April 27, 2000 of
                              Certificate of Incorporation

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 CORNING INCORPORATED


                                                 By:   /s/ M. Ann Gosnell
                                                           M. Ann Gosnell
                                                           Assistant Secretary



Dated:  May 3, 2000





Exhibit No.      Description

   3(i) Certificate of Amendment dated April 27, 2000 of Certificate of Incorporation

                                                           Exhibit 3(i)

________________________________________________________________________________
________________________________________________________________________________






                              CORNING INCORPORATED





                                  ____________



                            CERTIFICATE OF AMENDMENT

                                       OF

                        THE CERTIFICATE OF INCORPORATION


                Under Section 805 of the Business Corporation Law




                                  ____________



                                 April 27, 2000




________________________________________________________________________________
________________________________________________________________________________

                           CERTIFICATE OF AMENDMENT OF

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                              CORNING INCORPORATED


                Under Section 805 of the Business Corporation Law

                                   ___________


     We, Roger G. Ackerman and A. John Peck, Jr., being, respectively, the Chairman and the Secretary of Corning Incorporated, a corporation organized under the laws of the State of New York, DO HEREBY CERTIFY as follows:

     FIRST: The name of the Corporation is Corning Incorporated. The Corporation was formed under the name Corning Glass Works.

     SECOND: The Certificate of Incorporation of the Corporation (being the Preliminary Certificate of Consolidation Forming the Corporation) was filed in the office of the Secretary of State of the State of New York on December 24, 1936.

     THIRD: The said Certificate of Incorporation, as heretofore amended, is hereby amended pursuant to Section 801(b) of the Business Corporation Law to:

          (i) change the number of the authorized shares of Common Stock by effecting an increase in such number of shares of Common Stock, which the Corporation shall have authority to issue, from 500,000,000 shares to 1,200,000,000 shares; and

          (ii) rescind the designation of 4,683,710 shares of Series Preferred Stock as Series C 6% Cumulative Convertible Preferred Stock ("Series C Preferred Stock"). The total number of authorized shares of Series Preferred Stock will not change as a result of such rescission. There are no authorized shares of Series C Preferred Stock outstanding. No shares of Series C Preferred Stock will be issued in the future. Following the effectiveness of this amendment of the Certificate of Incorporation of the Corporation, there will be no shares of Series C Preferred Stock authorized.

     FOURTH: The text of the first sentence of Paragraph 4 of the Certificate of Incorporation of the Corporation, as heretofore amended and restated, which sets forth the number of authorized shares, is hereby amended to read as follows:

     "4. The total number of shares which the Corporation may henceforth have is 1,210,000,000, of which 10,000,000 shares are to have a par value of $100 each and 1,200,000,000 are to have a par value of $.50 each, which shares shall be classified as follows:

     10,000,000 shares, of the par value of $100 each, are to be Series Preferred Stock; and

     1,200,000,000 shares, of the par value of $.50 each, are to be Common
Stock."

     FIFTH: Paragraph 4C of the Certificate of Incorporation of the Corporation, as heretofore amended and restated, which sets forth the designation, relative rights, preferences and limitations of the Series C Preferred Stock, is hereby deleted in its entirety.

     SIXTH: This amendment of the Certificate of Incorporation of the Corporation was authorized by resolutions duly adopted by the Board of Directors of the Corporation at meetings duly called and held on February 2, 2000 and April 27, 2000, at which a quorum was present and acting throughout, and by a resolution duly adopted by the holders of a majority of the outstanding shares of the Corporation's Common Stock and Series B Cumulative Convertible Preferred Stock voting as one class at a meeting thereof duly called and held on April 27, 2000, at which a quorum was present and acting throughout.

     IN WITNESS WHEREOF, we have signed this certificate this 27th day of April, 2000.



                                        ROGER G. ACKERMAN
                                        Chairman



                                        A. JOHN PECK, JR.
                                        Secretary

STATE OF NEW YORK  )
                      )  ss:
COUNTY OF STEUBEN )

     Roger G. Ackerman and A. John Peck, Jr., being severally duly sworn, say, and each of himself says, that the said Roger G. Ackerman is the Chairman and the said A. John Peck, Jr. is the Secretary of Corning Incorporated; which is a corporation organized under the laws of the State of New York and is the corporation described in the foregoing Certificate; that they have read the said Certificate and know the contents thereof and that the same is true to their own knowledge.




                                   ROGER G. ACKERMAN
                                   Chairman




                                   A. JOHN PECK, JR.
                                   Secretary










Subscribed and sworn to before
me this 27th day of April, 2000


       /s/  Maria A. Feldman
Notary Public


Maria A. Feldman
Notary Public, State of New York
Chemung County, No. 01FE4999311
Commission Expires May 11, 2000